ING VARIABLE ANNUITIES
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
          SEPARATE ACCOUNT B OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

                             PROSPECTUS SUPPLEMENT
                             DATED OCTOBER 1, 2001
                          SUPPLEMENT TO THE PROSPECTUS
                            DATED JULY 13, 2001 FOR
           DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                ISSUED BY GOLDEN AMERICAN LIFE INSURANCE COMPANY
                ("ING SMARTDESIGN VARIABLE ANNUITY PROSPECTUS")

The information in this supplement updates and amends certain information contained in Appendix II to the prospectus dated July 13, 2001. You should read and keep this supplement along with the prospectus.

Effective October 1, 2001, the investment strategies of the Pilgrim MagnaCap Fund will change. As of that date, the following replaces the "Policies" disclosure under "Pilgrim Variable Products Trust (VP) MagnaCap Portfolio (Class S Shares)" on page 74 of the prospectus:

POLICIES

Managed with the philosophy that companies that can best meet the Portfolio's objectives are established companies that meet disciplined valuation criteria and have the financial ability to have increased their dividends over the last decade. Under normal market conditions, the Portfolio invests at least 65% of its assets in stocks that meet the following criteria: attractive valuation characteristics, increasing dividends or the financial capability to have increased dividends and balance sheet strength. Equity securities may include common stocks, convertible securities, and rights or warrants. Normally, investments are generally in larger companies that are included in the largest 500 U.S. companies as measured by sales, earnings, or assets. Remainder of its assets may be invested in equity securities that the Adviser believes have growth potential because they represent an attractive value, but which may not meet the above criteria. Investments may focus on particular sectors depending on the Adviser's perception of the market environment. Assets that are not invested in equity securities may be invested in high quality debt securities. The Portfolio may invest up to 5% of its assets, measured at the time of investment, in foreign securities